RESTATEMENT	4 Months Ended
Jan. 31, 2015
Restatement Of Prior Financial Statement [Abstract]
Restatement Of Prior Financial Statement [Text Block]
2. Restatement

The Company has restated its previously issued Statement of Cash Flows for the period from October 15, 2014 (inception) through January 31, 2015 to correct for an error in its presentation of a non-cash acquisition of an intangible asset. The Company restated its acquisition of an intangible asset of $24,375 as a non-cash transaction with a related party. The effect of the correction resulted in a reduction in cash flows provided by operating activities and removal of cash used in investing activities. The change in presentation had no effect on the Balance Sheet, Statement of Operations and Comprehensive Loss or Statement of Shareholders’ Equity.